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                                                                EXHIBIT 10.80(2)


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                                                                   July   , 1996

Patriot American Hospitality, Inc.
3030 LBJ Freeway, Suite 1500
Dallas, Texas  75234
        Attention: Paul A. Nussbaum,
        Chairman and Chief Executive Officer

Gentlemen:

     Reference is made to: (i) the Revolving Credit Agreement, dated as of October 2, 1995 (the "Revolving Credit Agreement"), among Patriot American Hospitality, L.P. ("Patriot"), PA Troy Hospitality Investors, L.P., Bourbon Orleans Investors, L.P., 1500 Canal Street Investors, L.P., PAH GP, Inc. and Patriot American Hospitality, Inc. (collectively, the "Original Borrowers") and Paine Webber Real Estate Securities Inc. (the "Lender"), (ii) the Master Amendment to Mortgage Loan Documents, dated as of April 1, 1996 (the "First Master Amendment"), among the Original Borrowers and PA Hunt Valley Investors, L.P. (collectively, the "Borrowers") and the Lender, and (iii) the letter agreement dated May 8, 1996 (the "Second Amendment") among the Borrowers and the Lender. Reference is also made to that certain Mortgage Loan Agreement dated as of July ___, 1996 (the "Greenspoint Agreement") between the Lender and Patriot, pursuant to which the Lender has agreed to make a mortgage loan (the "Greenspoint Mortgage Loan") in the original principal amount of $22,000,000 to Patriot, which Greenspoint Mortgage Loan is secured by a first mortgage on the Property known as the Greenspoint Wyndham Hotel. Unless the context otherwise requires, all capitalized terms used herein shall have the respective meanings set forth herein, in the Revolving Credit Agreement or in the First Master Amendment.

     The Borrowers and the Lender hereby agree as follows:

     1. Upon execution and delivery of this agreement, notwithstanding anything to the contrary contained in the Revolving Credit Agreement, the First Master Amendment, the

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Second Amendment or any of the other Mortgage Loan Documents, until such time as the Greenspoint Mortgage Loan has been satisfied and discharged in full, the aggregate maximum outstanding principal amount of Revolving Credit Loans shall not exceed $228,000,000.

     2. From and after execution and delivery of this agreement, the occurrence of an "Event of Default" as defined or described in the Greenspoint Agreement shall be and constitute an Event of Default under the Revolving Credit Agreement and the other Mortgage Loan Documents, and the Lender shall have all rights and remedies afforded to it under the Revolving Credit Agreement and the other Mortgage Loan Documents or otherwise at law or in equity in respect of such Event of Default.

     3. The text of Section 6.1(j) of the Revolving Credit Agreement is hereby amended by adding the following proviso at the end of such Section:

         "; provided, however, that from and after the consummation after July 1, 1996 by Patriot Inc. of a public equity offering, the Consolidated Tangible Net Worth of Patriot L.P. shall never be less than $350,000,000."

     4. Notwithstanding anything to the contrary set forth in the Revolving Credit Agreement, the First Master Amendment, the Second Amendment or any of the other Mortgage Loan Documents, it shall be a condition precedent to the next incurrence of Revolving Credit Loans under the Revolving Credit Agreement occurring after execution and delivery of this agreement that the Borrowers pay to the Lender the Additional Transaction Fee in the amount of $500,000. Lender agrees that a portion of the Transaction Fee (as defined in the Greenspoint Agreement) in the amount of $275,000 shall be credited against the Additional Transaction Fee.

     5. Effective upon execution and delivery of this agreement, Exhibits C and D, Schedule One and Schedules A through K annexed to the Revolving Credit Agreement are deleted in their entirety and replaced respectively with Exhibits C and D, Schedule One and Schedules A through K annexed hereto.

     6. The Greenspoint Mortgage Loan shall be deemed to constitute Non-Recourse Secured Debt for all purposes under the Revolving Credit Agreement and the other Mortgage Loan Documents, notwithstanding that recourse may be had to Patriot under the Greenspoint Mortgage Loan as provided therein.

     7. Upon closing of the Greenspoint Mortgage Loan, as additional collateral security for the obligations of the Borrowers under the Revolving Credit Agreement and the other Mortgage Loan Documents, Lender shall be granted a second priority mortgage and assignment of leases and rents on the Greenspoint Wyndham Hotel, which second priority

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mortgage and assignment of leases and rents shall be substantially the same as the Mortgages and the Assignment of Leases (with appropriate modifications to take account of the second priority nature thereof and of applicable local law). The Lender and the Borrowers agree that, from and after execution, delivery and recordation of such subordinate mortgage and assignment of leases and rents, the Greenspoint Wyndham Hotel shall constitute a "Collateral Property" under the Revolving Credit Agreement and the other Mortgage Loan Documents (subject to the Greenspoint Mortgage Loan), but the Greenspoint Wyndham Hotel shall not be added to the Borrowing Base and shall not constitute a "Borrowing Base Property" as defined in the Revolving Credit Agreement.

     8. Notwithstanding anything to the contrary set forth in the Revolving Credit Agreement, the First Master Amendment, the Second Amendment or any of the other Mortgage Loan Documents, any issuance of any debt or equity security, publicly or privately, or any other borrowing, assumption of debt, contribution to capital or other transaction by which funds are raised by Patriot or any other Borrower for the purpose of repaying or refinancing all or any portion of the Greenspoint Mortgage Loan prior to the Break-up Date shall constitute a "Subsequent Financing" under Section 7.4 of the Revolving Credit Agreement.

     9. Each of the Borrowers agrees to execute and deliver, or cause to be executed and delivered, to the Lender all other instruments, certificates, agreements, consents and opinions, and to take, or cause to be taken, such other actions, in each case as the Lender may reasonably require in order better to evidence and confirm the terms of this agreement. In furtherance of the foregoing, each of the Borrowers agrees (i) to execute and deliver, or cause to be executed and delivered, to the Lender any amendments or modifications to the Revolving Credit Agreement or the other Mortgage Loan Documents, (ii) to deliver to the Lender such amendments and/or endorsements to the Title Insurance Policy with respect to each Collateral Property located in a state or commonwealth other than Texas, and (iii) to deliver to the Lender legal opinions with respect to any amendments or other agreements executed pursuant to this paragraph, in each case to the extent the Lender deems the same to be reasonably necessary better to evidence and confirm the terms of this agreement. In connection with the foregoing, the Borrowers jointly and severally agree to pay, or provide for to the satisfaction of Lender, the payment of all costs and expenses in connection therewith, including, without limitation, all recordation and filing fees, taxes, title insurance premiums and reasonable attorney's fees and expenses.

     10. This agreement is limited as specified and other than the specific modifications contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect in any way, any other provisions of the Revolving Credit Agreement, the First Master Amendment, the Second Amendment, the Note, the Mortgages or the other Mortgage Loan Documents. As modified hereby, each of the Revolving Credit Agreement, the First Master

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Amendment, the Second Amendment, the Note, the Mortgages and the other Mortgage
Loan Documents are ratified, affirmed, reaffirmed and confirmed in all respects.

     11. This agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     12. This agreement shall be governed by and construed in accordance with the laws of the State of New York, including, without limitation, Section 5-1401 of the General Obligations Law, but otherwise without regard to conflict of law principles; provided, however, to the extent this letter agreement modifies a term or provision of a Mortgage Loan Document which by its terms is governed in whole or in part by the laws of another jurisdiction, such term or provision to the extent amended hereby shall be governed by an construed in accordance with the laws of such jurisdiction.

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     If you are in agreement with the foregoing, please cause the enclosed copy of this agreement to be signed by all of the Borrowers and returned to us.

                                         Very truly yours,


                                         PAINE WEBBER REAL ESTATE
                                          SECURITIES INC.


                                         By:
                                             ---------------------------
                                           Name:
                                           Title:


ACCEPTED AND AGREED THIS
__ DAY OF JULY, 1996


PATRIOT AMERICAN HOSPITALITY
 PARTNERSHIP, L.P.

By: PAH GP, INC., its sole
   General Partner


   By:
       -----------------------------
         Name:
         Title:


PA TROY HOSPITALITY INVESTORS, L.P.

By: PAH GP, INC., its sole
   General Partner


   By:
       -----------------------------
      Name:
      Title:

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BOURBON ORLEANS INVESTORS, L.P.

By: PAH GP, INC., its sole
   General Partner

   By:
       ------------------------------
      Name:
      Title:

1500 CANAL STREET INVESTORS, L.P.

By: PAH GP, INC., its sole
   General Partner

   By:
       ------------------------------
      Name:
      Title:

PA HUNT VALLEY INVESTORS, L.P.

By: PAH GP, INC., its sole
   General Partner

   By:
       ------------------------------
      Name:
      Title:

PAH GP, INC.

By:
    ---------------------------------
   Name:
   Title:

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PATRIOT AMERICAN HOSPITALITY, INC.

By:
    -----------------------------------
   Name:
   Title:

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